UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LegalZoom.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 3, 2026 For Stockholders of record as of April 9, 2026 To order paper materials, use one of the following methods. LegalZoom.com, Inc. Annual Meeting of Stockholders Wednesday, June 3, 2026 9:00 AM, Pacific Time Annual meeting to be held via the internet - please visit www.proxydocs.com/LZ for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/LZ For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/LZ To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy of the proxy materials. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 22, 2026. Internet: www.investorelections.com/LZ Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

LegalZoom.com, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” THE DIRECTOR NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 PROPOSAL 1. To elect the one director nominee named in the proxy statement as a Class II director of the Company to serve for a three-year term and until her successor has been duly elected and qualified, or until her earlier death, resignation, removal, retirement or disqualification; 1.01 Sivan Whiteley 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; 3. To conduct an advisory vote on the compensation of the Company’s named executive officers; and 4. To transact any other business that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.